Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his or her capacity as an officer of e.Digital Corporation (the "Company"), that, to his or her knowledge, the Annual Report of the Company on Form 10-K for the period ended March 31, 2015, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: June 25, 2015

/s/ MARDEE HARING-LAYTON

MarDee Haring-Layton

Chief Financial Officer (Principal Accounting Officer)

Dated: June 25, 2015

/s/ ALFRED H. FALK

Alfred H. Falk

President and Chief Executive Officer (Principal Executive Officer)